                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                  EXCHANGE ACT OF 1934 (AMENDMENT NO.       )

FILED BY THE REGISTRANT /X/       FILED BY A PARTY OTHER THAN THE REGISTRANT / /

--------------------------------------------------------------------------------

Check the appropriate box:
/ / Preliminary Proxy Statement
/ / Definitive Proxy Statement
/X/ Definitive Additional Materials
/ / Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12 / / Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

                              IOMEGA CORPORATION
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement if other than the Registant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
/X/ No fee required.
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   1) Title of each class of securities to which transaction applies:

   2) Aggregate number of securities to which transaction applies:

   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

   4) Proposed maximum aggregate value of transaction:

   5) Total fee paid:

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   1) Amount Previously Paid:

   2) Form, Schedule or Registration Statement No.:

   3) Filing Party:

   4) Date Filed:

--------------------------------------------------------------------------------

[LOGO:iomega][R]    IMPORTANT MATTER CONCERNING YOUR SHARES
                            IN IOMEGA CORPORATION


April 29, 1997


Dear Stockholder:


The Annual Meeting of Stockholders of Iomega Corporation was convened on April 22, 1997 and adjourned to May 19, 1997 to provide stockholders additional time to vote on the proposal to establish a classified Board of Directors.

Although 88% of the shares that were actually voted at the meeting on this particular proposal voted FOR the establishment of a classified board, we did not receive the vote of a majority of all shares outstanding, which is needed for the proposal to pass.

The Board of Directors, as set forth in the Proxy Statement previously sent to you, recommends a vote FOR this proposal. The Board of Directors believes that a classified Board, which should ensure that at least two-thirds of the members of the Board will have had experience as directors of Iomega, will help lend continuity and stability to the management of Iomega and thus facilitate long-range business planning, strategic planning and policy making and have a positive impact on customer and employee loyalty.

IF YOU HAVE NOT YET VOTED, WE URGE YOU TO DO SO NOW.
Regardless of the number of shares you own, it is important that your shares are represented and voted at the reconvened meeting.

IF YOU HOLD YOUR SHARES IN STREET NAME, YOUR BROKER CANNOT VOTE YOUR SHARES
FOR YOU ON THIS PROPOSAL WITHOUT SPECIFIC DIRECTION FROM YOU. PLEASE ADVISE YOUR BROKER ACCORDINGLY BY TAKING A MOMENT NOW TO VOTE, SIGN, DATE AND MAIL THE ENCLOSED CARD IN THE POSTAGE-PAID ENVELOPE INCLUDED FOR YOUR CONVENIENCE.

Thank you for your cooperation.

Sincerely,


David J. Dunn
Chairman of the Board of Directors
Iomega Corporation                                       [Logo]


Iomega Corporation  1821 West Iomega Way  Roy, Utah 84067

tel 801-778-1000   fax 801-778-3190

PROXY                                                                      PROXY
                              IOMEGA CORPORATION


     PROXY FOR THE ADJOURNED ANNUAL MEETING OF STOCKHOLDERS TO BE RECONVENED ON MAY 19, 1997 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY

        The undersigned, revoking all prior proxies, hereby appoint(s) Kim B. Edwards and Laurie B. Keating, and each of them, with full power of substitution, as proxies to represent and vote, as designated herein, all shares of Common Stock of Iomega Corporation (the "Company") which the undersigned would be entitled to vote if personally present at the adjourned Annual Meeting of Stockholders of the Company to be reconvened at 1821 West Iomega Way, Roy, Utah 84067 on Tuesday, May 19, 1997 at 11:00 a.m., local time, and at any further adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER(S). IF THIS PROXY IS PROPERLY SIGNED BUT NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH ON THE
REVERSE SIDE OF THIS CARD. ATTENDANCE OF THE UNDERSIGNED AT THE ADJOURNED MEETING OR ANY FURTHER ADJOURNMENT THEREOF WILL NOT BE DEEMED TO REVOKE THIS PROXY UNLESS THE UNDERSIGNED SHALL REVOKE THIS PROXY IN WRITING OR AFFIRMATIVELY INDICATE THE INTENT TO VOTE IN PERSON.

                (CONTINUED AND TO BE SIGNED ON THE OTHER SIDE)

[X]   Please mark your
        vote as in the
        example to the left

PROPOSAL:
   To approve an amendment to the Company's    FOR         AGAINST       ABSTAIN
   Restated Certificate of Incorporation
   providing for the classification of the    [   ]         [   ]         [   ]
   Board of Directors into three classes,
   with members of each class serving for
   staggered terms.

In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournment thereof.


Signature________________Date___________Signature________________Date___________
                                                 IF HELD JOINTLY

NOTE: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give title as such. If a corporation or a partnership, please sign by authorized person.